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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2011

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24,012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2011, the Board of Directors (“Board”) of Advance Auto Parts, Inc. (“Company”) appointed Mr. Jimmie L. Wade, who currently serves as the President of the Company, to serve as a director and a member of the Board's Finance Committee, effective September 15, 2011. The Board also appointed Darren R. Jackson, currently the Chief Executive Officer of the Company, to the combined role of President and Chief Executive Officer, effective January 1, 2012. Mr. Jackson will continue to serve as a member of the Company's Board. Effective as of January 1, 2012, Mr. Wade will continue to be employed by the Company reporting to its Chief Executive Officer and providing strategic leadership to the Company.

In electing Mr. Wade as a director, the Board determined that his seventeen years of experience with the Company in various business, finance and strategic leadership roles and his expertise in the automotive aftermarket industry, as well as his experience in retail finance and operations prior to joining the Company in 1994, make him uniquely suited to serve as a member of the Board. Mr. Wade has also served as a director of Lumber Liquidators, a specialty retailer of hardwood flooring, since September 1, 2011.

Mr. Wade is expected to enter into an employment agreement, the terms of which are being negotiated, that will supersede and replace his current executive employment agreement. The new agreement will be filed with the Securities and Exchange Commission after it has been finalized and executed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release, dated September 13, 2011, issued by Advance Auto Parts, Inc.

Note: The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: September 13, 2011	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated September 13, 2011, issued by Advance Auto Parts, Inc.